Exhibit (a)(2)

THIS DOCUMENT AND THE OFFER DOCUMENT ARE IMPORTANT AND REQUIRE YOUR IMMEDIATE ATTENTION. If you are in any doubt about the action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, attorney, accountant or other independent financial adviser.

If you have sold or otherwise transferred all your Innogy ADSs, please pass the Offer Document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN OR ANY OTHER JURISDICTION IF TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS IN SUCH JURISDICTION. If you hold Ordinary Shares of Innogy Holdings plc, you may not use this Letter of Transmittal to tender them. Ordinary Shares of Innogy Holdings plc can only be tendered by completing, signing and delivering a separate Form of Acceptance.

--------------------------------------------------------------------------------

                              Letter of Transmittal
                      To Tender American Depositary Shares
                                 pursuant to the
                             Recommended Cash Offer
                                       by
                          a wholly-owned subsidiary of
                                     RWE AG
                       and (outside the United States) by
                                  Merrill Lynch
                                  on its behalf
                                       for
                               Innogy Holdings plc

[LOGO] RWE                                                         [LOGO] Innogy
One Group.
Multi Utilities.

THE OFFER WILL REMAIN OPEN FOR ACCEPTANCE DURING THE INITIAL OFFER PERIOD. THE INITIAL OFFER PERIOD FOR ACCEPTANCES AND WITHDRAWALS WILL EXPIRE AT 3.00 P.M. LONDON TIME, 10.00 A.M. NEW YORK CITY TIME, ON FRIDAY, APRIL 26, 2002, UNLESS EXTENDED TO A LATER CLOSING DATE. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED, FULFILLED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF INNOGY SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCE OF THE OFFER FROM THE DATE OF THIS LETTER UNTIL THE SPECIFIED TIME ON THE LAST DAY OF THE INITIAL OFFER PERIOD, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD.

                        The Depositary for the Offer is:
                              The Bank of New York

                              Telephone Assistance:
                                 (800) 507-9357

          By Mail:                By Overnight Delivery:                By Hand:
Tender & Exchange Department   Tender & Exchange Department   Tender & Exchange Department
       P.O. Box 11248                    5th Floor                      3rd Floor
    Church Street Station           385 Rifle Camp Road              One Wall Street
   New York, NY 10286-1248        West Paterson, NJ 07424          New York, NY 10286

             Facsimile Transmission             To Confirm Facsimile
           for Eligible Institutions:            Transmission Only:
                 (973) 247-4077                    (973) 247-4075

Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above, does not constitute a valid delivery.

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Certain terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                       DESCRIPTION OF INNOGY ADSs TENDERED

 Name(s) and Address(es) of Registered Holder(s)
  (Please fill in, if blank, exactly as name(s)                      Innogy ADS(s) Tendered
               appear(s) on ADR(s))                           (Attach additional list if necessary)
------------------------------------------------ ------------------------------------------------------------
                                                                         Total Number of
                                                      ADR Serial        ADSs Represented      Number of ADSs
                                                      Number(s)*           by ADR(s)*           Tendered**
------------------------------------------------ ------------------- ---------------------- -----------------

------------------------------------------------ ------------------- ---------------------- -----------------

------------------------------------------------ ------------------- ---------------------- -----------------

------------------------------------------------ ------------------- ---------------------- -----------------
                                                  Total ADR(s)
------------------------------------------------ ------------------- ---------------------- -----------------

*    Need not be completed for book-entry transfers.

** Unless otherwise indicated, it will be assumed that all Innogy ADSs delivered to the Depositary are being tendered. See Instruction 4.

TENDERING HOLDERS OF INNOGY ADSs EVIDENCED BY INNOGY ADRs WILL RECEIVE PAYMENT IN DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE PAYMENT IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION".

ACCEPTANCE OF THE OFFER IN RESPECT OF INNOGY SHARES CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold Innogy Shares that are not represented by Innogy ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those Innogy Shares from the Information Agent or the Receiving Agent. See Instruction 13 of this Letter of Transmittal.

Delivery of a properly completed and duly executed Letter of Transmittal, Innogy ADRs evidencing Innogy ADSs (or book-entry transfer of such Innogy ADSs) and any other required documents to the Depositary by a holder of Innogy ADSs will be deemed (without any further action by the Depositary) to constitute an acceptance of the Offer by such holder with respect to such Innogy ADSs subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal.

This Letter of Transmittal is to be used if Innogy ADRs evidencing Innogy ADSs are to be forwarded herewith. If delivery of Innogy ADSs is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in Appendix I, "Part B: Further Terms of the Offer" in the Offer Document, then either this Letter of Transmittal or an Agent's Message, as defined in the Offer Document, should be used.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below. Requests for copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and all other tender offer materials may be directed to the Information Agent as set forth below and will be furnished promptly at the Offeror's expense. Except as set out in Appendix V of the Offer Document, the Offeror will not pay fees or commissions to any broker or dealer or any other person for soliciting tenders of Innogy ADSs pursuant to the Offer. Holders of Innogy ADSs may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                     The Information Agent for the Offer is:

                          [LOGO] Georgeson Shareholder

                                 17 State Street
                                   10th Floor
                               New York, NY 10004

                     Banks and Brokers Call: (212) 440-9800
                            Toll-Free: (866) 867-1144

                             TENDER OF INNOGY ADSs


[_] CHECK BOX IF INNOGY ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER INNOGY ADSs BY BOOK-ENTRY TRANSFER):

     Name of Delivering Institution.............................................

     Account Number at The Depository Trust Company.............................

     Transaction Code Number....................................................

     By crediting the Innogy ADSs to the Depositary's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Offer, including transmitting to the Depositary an Agent's Message, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Innogy ADSs all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Depositary.

[_] CHECK BOX ONLY IF INNOGY ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s).............................................

     Date of Execution of Notice of Guaranteed Delivery.........................

     Name of Institution that Guaranteed Delivery...............................

If a holder of Innogy ADSs wishes to accept the Offer and Innogy ADRs evidencing such Innogy ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the expiration of the Offer, such holder's acceptance of the Offer may nevertheless be effected using the Guaranteed Delivery Procedure set out under Appendix I, "Part B: Further Terms of the Offer" in the Offer Document. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

Ladies and Gentlemen:

The undersigned acknowledges that he or she has received and reviewed the Offer Document dated March 28, 2002, of GBV Funfte Gesellschaft fur Beteiligungsverwaltung mbH, a company organized under the laws of The Federal Republic of Germany (the "Offeror"), and a wholly owned subsidiary of RWE AG, and this Letter of Transmittal, which together contain the Offer by the Offeror to purchase, upon the terms and subject to the conditions set out in the Offer Document and the Letter of Transmittal, all of the issued ordinary shares of 10 pence each ("Innogy Shares") of Innogy Holdings plc ("Innogy") and all of the issued American Depositary Shares ("Innogy ADSs"), each representing 10 Innogy Shares and evidenced by American Depositary Receipts ("Innogy ADRs").

The Offer in the United States is made solely by the Offeror and neither Merrill Lynch International nor any of its affiliates is making the Offer in the United States.

The undersigned hereby accepts the Offer with respect to the Innogy ADSs evidenced by Innogy ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, Innogy Shares represented thereby) specified in the box entitled "Description of Innogy ADSs Tendered" subject to the terms and conditions set forth in the Offer Document and this Letter of Transmittal, and instructs the Depositary to inform the Offeror in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, Innogy ADRs evidencing tendered Innogy ADSs (or book-entry transfer of such Innogy ADSs) and any other required documents to the Depositary by a holder of Innogy ADSs will be deemed (without any further action by the Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's Innogy ADSs, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal.

The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE INNOGY ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE INNOGY ORDINARY SHARES REPRESENTED BY SUCH INNOGY ADSs MAY NOT BE MADE.

The undersigned hereby delivers to the Depositary for tender to the Offeror the above-described Innogy ADSs evidenced by Innogy ADRs for which the Offer is being accepted, in accordance with the terms and conditions of the Offer Document and this Letter of Transmittal.

Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all conditions of the Offer have been satisfied, fulfilled or, where permitted, waived (at which time the Offeror will give notice thereof to the Depositary), and if the undersigned has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all Innogy ADSs evidenced by Innogy ADRs with respect to which the Offer is being accepted (and any and all Innogy ADSs or other securities or rights issuable in respect of such Innogy ADSs) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Innogy ADSs (and any such other Innogy ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Innogy ADRs for such Innogy ADSs (and any such other Innogy ADSs, securities or rights) or accept transfer of ownership of such Innogy ADSs (and any such other Innogy ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror, (b) present such Innogy ADRs for such Innogy ADSs (and any other such Innogy ADSs, securities or rights) for transfer and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Innogy ADSs (and any such other Innogy ADSs, securities or rights), all in accordance with the terms of the Offer.

The undersigned agrees that the execution of this Letter of Transmittal (together with any signature guarantees) and its delivery to the Depositary (or the completion of the book-entry transfer procedures) shall constitute an authority to any Director of the Offeror in accordance with the terms of paragraph 5 of Part B of Appendix I of the Offer Document.

By executing this Letter of Transmittal as set forth above, the tendering holder of Innogy ADSs evidenced by Innogy ADRs agrees that, effective from and after the date hereof or, if later, the date on which all conditions of the Offer are satisfied, fulfilled or, where permitted, waived: (a) the Offeror or its agents shall be entitled to direct the exercise of any votes attaching to Innogy Shares represented by any Innogy ADSs in respect of which the Offer has been accepted or is deemed to have been accepted (the "accepted ADSs") and any other rights and privileges attaching to such Innogy Shares, including any right to requisition a general meeting of Innogy or of any class of its securities, and
(b) the execution of this Letter of Transmittal by a holder of Innogy ADSs (together with any signature guarantees) and its delivery to the Depositary shall constitute in respect of accepted ADSs (i) an authority to Innogy or its agents from the tendering holder of accepted ADSs to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as a holder of Innogy ADSs to the Offeror at its registered office, (ii) an authority to the Offeror or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of accepted ADSs and/or to execute a form of proxy in respect of the accepted ADSs appointing any person nominated by the Offeror to attend general meetings and separate class meetings of Innogy or any adjournment thereof and to exercise the votes attaching to Innogy Shares represented by such accepted ADSs on his or her behalf, and (iii) the agreement of the tendering holder of accepted ADSs not to exercise any such rights without the consent of the Offeror and the irrevocable undertaking of such tendering holder of accepted ADSs not to appoint a proxy for or to attend any such general meetings or separate class meetings.

By executing this Letter of Transmittal as set forth above, the tendering holder of Innogy ADSs represents and warrants that the tendering holder of accepted ADSs has full power and authority to accept the Offer and to tender, sell, assign and transfer Innogy ADSs in respect of which the Offer is being accepted or deemed to be accepted (and any and all other Innogy ADSs, securities or rights issued or issuable in respect of such Innogy ADSs) and, when the same are purchased by the Offeror, the Offeror will acquire good title thereto, free from all liens, charges, equitable interests, third party rights and interests and encumbrances and together with all rights now or hereafter attaching thereto, including voting rights and the right to receive all dividends and other distributions (if any) declared, made or paid with respect to Innogy Shares represented by Innogy ADSs. The tendering holder of accepted ADSs will, upon request, execute any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of Innogy ADSs evidenced by Innogy ADRs in respect of which the Offer is being accepted (and any and all other Innogy ADSs, securities or rights).

By executing this Letter of Transmittal as set forth above, the tendering holder of Innogy ADSs irrevocably undertakes, represents and warrants to and agrees with the Offeror (so as to bind him or her and his or her personal representatives, heirs, successors and assigns) to the effect that such tendering holder of accepted ADSs: (i) has not received or sent copies or originals of the Offer Document or this Letter of Transmittal or any related offering documents in, into or from Australia, Canada or Japan; (ii) has not used in connection with the Offer or the execution or delivery of this Letter of Transmittal, directly or indirectly, the mails of, or any means or instrumentality (including, without limitation, e-mail, facsimile transmission, telex and telephone) of interstate or foreign commerce of, or any facilities of a national securities exchange of Australia, Canada or Japan; (iii) is accepting the Offer from outside Australia, Canada and Japan; and (iv) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given all instructions with respect to the Offer from outside Australia, Canada or Japan.

This Letter of Transmittal relates to the tender of Innogy ADSs. For the avoidance of doubt, by delivery of this Letter of Transmittal to the Depositary in respect of Innogy ADSs, the undersigned agrees not to instruct, and nothing in this Letter of Transmittal shall be interpreted or deemed to be an instruction to, The Bank of New York, as depositary (the "ADS depositary") under the deposit agreement between Innogy and the ADS depositary to accept the Offer for Innogy Shares made by the Offeror in respect of the Innogy Shares represented by such Innogy ADSs.

The undersigned further agrees that by delivery of this Letter of Transmittal to the Depositary in respect of Innogy ADSs, the undersigned will not, unless such Letter of Transmittal is validly withdrawn, deliver such ADSs to the ADS depositary to request withdrawal of the Innogy Shares represented by such Innogy ADSs.

References in this Letter of Transmittal to a holder of Innogy ADSs shall include references to the person or persons executing a Letter of Transmittal and, in the event of more than one person executing a Letter of Transmittal, the provisions of this Letter of Transmittal shall apply to them jointly and to each of them.

All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

Unless otherwise indicated herein under "Special Payment Instructions", the undersigned hereby instructs the Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of Innogy ADSs Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", the undersigned hereby instructs the Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any Innogy ADRs evidencing Innogy ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Innogy ADSs Tendered". In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any Innogy ADRs evidencing Innogy ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of Innogy ADSs evidenced by Innogy ADRs, the undersigned hereby instructs the Depositary to credit the account maintained at the Book-Entry Transfer Facility with any Innogy ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the Depositary will not transfer any Innogy ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

If the box headed "Pounds Sterling Payment Election" is not checked, the undersigned hereby instructs the Depositary to pay all amounts payable to the undersigned pursuant to the Offer in US dollars, converted at the exchange rate obtainable on the spot market in London at approximately 12.00 noon (London time) on the date the cash consideration is made available by the Offeror to the Depositary for delivery to holders of Innogy ADSs and pay such amounts by check payable in US dollars. The actual amount of US dollars received will depend upon the exchange rate prevailing on the day funds are made available to the Depositary by the Offeror. Holders of Innogy ADSs should also be aware that the US dollar/pound sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the Depositary by the Offeror. In all cases, fluctuations in the US dollar/pounds sterling exchange rate are at the risk of accepting holders of Innogy ADSs who do not elect to receive their consideration in pounds sterling.

SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL INNOGY ADRs EVIDENCING INNOGY ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED HEREBY AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE DEPOSITARY AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

[_] CHECK HERE IF ANY INNOGY ADRs REPRESENTING INNOGY ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

Number of Innogy ADSs represented by the lost,  stolen or destroyed Innogy ADRs:
______

                        POUNDS STERLING PAYMENT ELECTION

[_] Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in US dollars in an amount equal to the pound sterling amounts payable to you converted to US dollars at the exchange rate obtainable on the spot market in London at approximately 12.00 noon (London time) on the date the cash consideration is made available by the Offeror to the Depositary for delivery to holders of Innogy ADSs.


                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

[_] Check box ONLY if the check for the purchase price with respect to Innogy ADSs purchased is to be issued in the name of someone other than the undersigned.

     Issue to:

     Name:......................................................................

     Address:...................................................................
     (Include Zip Code)

     ...........................................................................
     (Tax Identification or Social Security Number)
     (See Substitute Form W-9 included herein)


                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

[_] Check box ONLY if the check for the purchase price with respect to Innogy ADSs purchased and/or Innogy ADRs evidencing Innogy ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

     Mail: [_] Check [_] ADR certificates to:

     Name:......................................................................

     Address:...................................................................
     (Include Zip Code)

     ...........................................................................
     (Tax Identification or Social Security Number)
     (See Substitute Form W-9 included herein)

                                   SIGN HERE
               (Also complete Substitute Form W-9 included herein)

Sign Here.......................................................................

Sign Here.......................................................................
(Signature(s) of Owner(s))

Dated............................................., 2002

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Innogy ADRs evidencing Innogy ADSs or by person(s) to whom Innogy ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s).........................................................................
(Please Type or Print)

Capacity (full title) ..........................................................

Address.........................................................................

.................................................................................
(Include Zip Code)

Area Code and Telephone Number..................................................

Tax Identification or Social Security No. ......................................

                            Guarantee of Signature(s)
                           (See Instructions 1 and 5)

Authorized Signature............................................................

Name............................................................................
(Please Type or Print)

Title...........................................................................

Name of Firm....................................................................

Address.........................................................................

.................................................................................
(Include Zip Code)

Area Code and Telephone Number..................................................

Dated............................................., 2002

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the Innogy ADSs evidenced by Innogy ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
     (b) the Offer is being accepted in respect of such Innogy ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND INNOGY ADSs. This Letter of Transmittal is to be completed either if Innogy ADRs evidencing Innogy ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in Appendix 1, "Part B: Further Terms of the Offer" in the Offer Document. Innogy ADRs evidencing Innogy ADSs or confirmation of a book-entry transfer of such Innogy ADSs into the Depositary's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal must be delivered to the Depositary at one of its addresses set forth herein.

     Holders of Innogy ADSs whose Innogy ADRs are not immediately available or who cannot deliver their Innogy ADRs and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the expiration of the Offer may tender their Innogy ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery procedures set out in Appendix I, "Part B: Further Terms of the Offer" in the Offer Document. Pursuant to the Guaranteed Delivery procedures: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the Depositary prior to the expiration of the Offer and (c) Innogy ADRs evidencing the tendered Innogy ADSs (or, in the case of Innogy ADSs held in book-entry form, timely confirmation of the book-entry transfer of such Innogy ADSs into the Depositary's account at a Book-Entry Transfer Facility as described in the Offer Document), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, are received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. For these purposes, a "business day" is any day on which the New York Stock Exchange is open for business.

     THE METHOD OF DELIVERY OF INNOGY ADSs EVIDENCED BY INNOGY ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDERS OF INNOGY ADSs. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent acceptance will be accepted and no fractional Innogy ADSs will be purchased. All accepting holders of Innogy ADSs, by execution of this Letter of Transmittal (or a facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), waive any right to receive any notice of the acceptance of their Innogy ADSs for payment.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of Innogy ADSs should be listed on a separate schedule attached hereto.

4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If fewer than all the Innogy ADSs evidenced by Innogy ADRs delivered to the Depositary are to be tendered hereby, fill in the number of Innogy ADSs that are to be tendered in the box entitled "Number of ADSs Tendered" on the front page of this Letter of Transmittal. In such case, except as otherwise provided in this Letter of Transmittal, a new Innogy ADR for the untendered Innogy ADSs will be sent to the registered holder, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" on this Letter of Transmittal, as promptly as practicable following the date on which Innogy ADSs are accepted for payment.

     All Innogy ADSs  delivered  to the  Depositary  will be deemed to have been
     tendered   unless   otherwise   indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Innogy ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Innogy ADRs without any change whatsoever.

     If any of the Innogy ADSs evidenced by Innogy ADRs tendered hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Innogy ADSs are registered in different names on different Innogy ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Innogy ADRs.

     If this Letter of Transmittal or any Innogy ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of Innogy ADSs listed and transmitted hereby, no endorsements of Innogy ADRs or separate stock powers are required unless delivery of the cash is to be to a person other than the registered holder(s). Signatures on such Innogy ADRs or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Innogy ADSs listed, Innogy ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on Innogy ADRs evidencing such Innogy ADSs. Signatures on such Innogy ADRs or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES. The Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of Innogy ADSs evidenced by Innogy ADRs pursuant to the Offer. If, however, payment of the cash is to be made to any person other than the registered holder(s), or if the tendered Innogy ADSs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s) payment on account of the transfer to such person) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Innogy ADRs listed in this Letter of Transmittal.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check for the purchase price is to be sent and/or any Innogy ADRs evidencing Innogy ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

8. POUNDS STERLING PAYMENT ELECTION. If the check for the purchase price is to be issued in pounds sterling, please check the box marked "Pounds Sterling Payment Election". If you do not check such box all pound sterling amounts payable pursuant to the Offer will be converted into US dollars at the exchange rate obtainable on the spot market in London at approximately
     12.00 noon (London time) on the date the cash consideration is made available by the Offeror to the Depositary for delivery to holders of Innogy ADSs.

9. WAIVER OF CONDITIONS. The Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law and the rules of the Code.

10. 30 PERCENT. US BACKUP WITHHOLDING. In order to avoid backup withholding of US Federal income tax, a holder of Innogy ADSs must provide the Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. A holder's TIN is either its Social Security Number or its Employer Identification Number. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and cash payments made with respect to the Offer may be subject to backup withholding at a rate of 30 per cent.

     Backup withholding is not an additional US Federal income tax. Rather, the US Federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the Internal Revenue Service.

     The TIN that is to be provided on Substitute Form W-9 is that of the registered holder(s) of the Innogy ADSs or of the last transferee appearing on the transfer attached to, or endorsed on, the Innogy ADSs. The TIN for an individual is his or her Social Security Number. Each tendering holder of Innogy ADSs generally is required to notify the ADS depositary of his or her correct TIN by completing Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (1) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9). Notwithstanding that the "TIN Applied For" box is checked (and the Certification is completed), the Depositary will withhold 30 per cent. on any cash payment of the purchase price for the tendered Innogy ADSs made prior to the time it is provided with a properly certified TIN.

     Exempt persons (including, among others, corporations) are not subject to backup withholding and should so certify on Subsitute Form W-9. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8BEN), signed under penalties of perjury, certifying such person's foreign status. Form W-8BEN can be obtained from the Depositary. A holder of Innogy ADSs should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Depositary or the Information Agent, in each case at the appropriate addresses and telephone numbers set forth in the Offer Document.

12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Innogy ADR evidencing Innogy ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the ADS depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of Innogy ADSs evidenced by such lost, destroyed or stolen Innogy ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such Innogy ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Innogy ADRs have been followed.

13. HOLDERS OF INNOGY SHARES. Holders of Innogy Shares have been sent a Form of Acceptance with the Offer Document and may not tender Innogy Shares pursuant to this Letter of Transmittal. If any holder of Innogy Shares which are not represented by Innogy ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the Information Agent or the Receiving Agent at the address and telephone number set forth in the Offer Document.


March 28, 2002

--------------------------------------------------------------------------------
                PAYER'S NAME: THE BANK OF NEW YORK, AS DEPOSITARY
----------------------------  -------------------------  -----------------------
                              PART   1-PLEASE   PROVIDE  Social Security Number
                              YOUR  TIN IN  THE  BOX AT  or Employer
                              RIGHT  AND   CERTIFY   BY  Identification Number
                              SIGNING AND DATING BELOW.  .......................
                              -------------------------  -----------------------
                              Part 2-Certifications-Under  penalties of perjury,
                              I certify that:  (1) the number shown on this form
SUBSTITUTE                    is my correct Taxpayer Identification Number (or I
                              am waiting  for a number to be issued to me),  and
Form W-9                      (2)  I  am  not  subject  to  backup   withholding
                              because:  (a) I am exempt from backup withholding,
Payer's Request for Taxpayer (b) I have not been notified by the Internal Identification Number (TIN) Revenue Service (the "IRS") that I am subject to backup  withholding  as a result of a  failure  to
                              report all interest or  dividends,  or (c) the IRS
                              has  notified  me that I am no longer  subject  to
                              backup  withholding,  and  (3)  I am  a US  person
                              (including  a  US  resident   alien).
                              -------------------------  -----------------------
                              Certification              Part 3
                              information-You      must
                              cross  out Item (2) above  Awaiting TIN [_]
                              if you have been notified
                              by the IRS  that  you are
                              temporarily   subject  to  -----------------------
                              backup        withholding
                              because                of  Part 4
                              under-reporting  interest
                              or  dividends on your tax  Exempt [_]
                              return. However, if after
                              being notified by the IRS
                              that you were  subject to
                              backup   withholding  you
                              received          another
                              notification from the IRS
                              that  you  are no  longer
                              subject     to     backup
                              withholding, do not cross
                              out such Item (2).
----------------------------  -------------------------  -----------------------

Name: ..........................................................................
(Please print)

Address: .......................................................................
(Please print)

Signature: ............................................ Date: ..................
(Including  Zip  Code)
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30 PERCENT. OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9:

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the ADS depositary with a properly certified taxpayer identification number will be subject to a 30 per cent. backup withholding tax.

Signature:.............................................  Date:........

                    The Information Agent for the Offer is:


                          [LOGO] Georgeson Shareholder


                                 17 State Street
                                   10th Floor
                               New York, NY 10004

                     Banks and Brokers Call: (212) 440-9800
                            Toll-Free: (866) 867-1144